DRAFT
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                         Date of Report:  March 11, 2002


                                APA OPTICS, INC.
             (Exact name of registrant as specified in its charter)


      MINNESOTA                      0-16106                 41-1347235
(State of other jurisdiction  (Commission File No.) (IRS Employer Identification
   of incorporation)                                           Number)


                   2950 NE 84TH LANE, BLAINE, MN            55449
             (Address of principal executive offices)     (Zip Code)


       Registrant's telephone number, including area code: (763) 784-4995

   (Former name, former address and former fiscal year, if changed since last report): N/A


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On March 8, 2002, we, APA Optics, Inc., terminated Ernst & Young LLP (E&Y) as auditor. The replacement of E&Y was recommended by our Audit Committee and adopted by our Board of Directors.

     E&Y's reports on our financial statements for the previous two fiscal years ended March 31, 2000 and March 31, 2001, did not contain any adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principles. During our two most recent fiscal years ended March 31, 2001 and the subsequent interim period through March 2, 2002, (i) there were no disagreements between us and E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no "reportable events," as defined in Item 304(a)(1)(v) of Regulation S-K of the Securities and Exchange Commission (SEC). The decision to replace E&Y was not the result of any disagreement between us and E&Y on any matter of accounting principle or practice, financial statement disclosure or audit procedure.

     Concurrently, on March 8, 2002, our Audit Committee recommended, and our Board of Directors approved, the appointment of Grant Thornton LLP (Grant) as our new independent accountant and auditor. Grant will audit our financial statements to be included in the Form 10-K for the fiscal year ending March 31, 2002 and we intend to have Grant continue to serve as our independent accounting and audit firm for the fiscal year ending March 31, 2003. We did not consult with Grant on any matters related to accounting principles or practice, financial statement disclosures or audit procedures prior to selecting and appointing Grant as our auditor.

     We furnished E&Y with a copy of this Report on Form 8-K prior to filing with the SEC and requested that E&Y furnish us with a letter addressed to the SEC stating whether it agrees with the statements in this Report. A copy of E&Y's letter to the SEC is filed with this Report as Exhibit 16.1.
                                                     ------------

ITEM 7.  EXHIBITS

         16.1  Letter from Ernst & Young LP


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  March 11, 2002            APA OPTICS, INC.



                                  By
                                     -------------------------------------------
                                     Robert M. Ringstad, Chief Financial Officer
                                     (Principal accounting and financial
                                     officer) and Authorized Signatory


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